Exhibit 10.38(a-6)

Amendment Agreement No. 6

dated 24 February 2004

between

AMD SAXONY LIMITED LIABILITY COMPANY & CO. KG

and

DRESDNER BANK AG

and

the other Banks and Financial Institutions

named herein

and

DRESDNER BANK LUXEMBOURG S.A.

to the

SYNDICATED LOAN AGREEMENT

dated 11 March 1997 (as amended from time to time)

AND OTHER OPERATIVE DOCUMENTS

Baker & McKenzie

Frankfurt

SCHEDULES

Schedule 1	(new Schedule 43a (AMD Saxonia Real Property))
Schedule 2	Consent of Guarantors
Schedule 3	Amendment Agreement to the Sponsors Subordination Agreement
Schedule 4	Amendment Agreement to the AMD Saxonia Wafer Purchase Agreement
Schedule 5	Consent of the parties to the AMD Holding Wafer Purchase Agreement
Schedule 6	Legal Opinion of O’Melveny & Myers LLP
Schedule 7	Legal Opinion of Nörr Stiefenhofer Lutz
Schedule 8	Legal Opinion of Baker & McKenzie
Schedule 9	Legal Opinion of White & Case, Feddersen

AMENDMENT AGREEMENT TO THE SYNDICATED LOAN AGREEMENT

DATED 11 MARCH 1997 (AS AMENDED FROM TIME TO TIME)

between

1.	AMD SAXONY LIMITED LIABILITY COMPANY & CO. KG, Dresden, (formerly AMD Saxony Manufacturing GmbH) registered in the Commercial Register of the local court of Dresden under HRA 4896,

– hereinafter referred to as “AMD Saxonia” –

2.	DRESDNER BANK AG,

– hereinafter referred to as the “Security Agent” –

3.	the other Banks and Financial Institutions named on the signature pages of this Agreement,

– the parties referred to under 2. and 3. above are

hereinafter referred to individually as a “Bank” or, together, as “Banks” –

and

4.	DRESDNER BANK LUXEMBOURG S.A.,

– hereinafter referred to as

the “Agent” or the “Paying Agent” –

PREAMBLE

1.	AMD Saxonia, Dresdner Bank AG (in its capacity as Security Agent), the Banks and Dresdner Bank Luxembourg S.A. (in its capacity as Agent and Paying Agent) are party to the Loan Agreement (as defined below) relating to Facilities of, in aggregate, DM 1,500,000,000 made available for the purposes of funding Project Costs, as therein defined.

2.	The parties to this Agreement have agreed to make amendments to the Syndicated Loan Agreement of 11 March 1997, as amended on 6 February 1998, 29 June 1999, 20 February 2001, 3 June 2002 and 20 December 2002 (as amended hereinafter the “Loan Agreement”) and the Operative Documents referred to in this Agreement.

§ 1

Definitions

1.1	Unless the context requires otherwise, terms and expressions defined in the Loan Agreement shall have the same meaning when used in this Agreement. In addition, the following terms and expressions shall have the following meanings:

“Amendment Agreements”: the Agreements referred to in §§ 4.1.1 and 4.1.2.

“Agreement”: this Agreement.

1.2	Unless the context requires otherwise, a reference to an Operative Document includes any change, amendment or replacement thereof permitted pursuant to the terms of the Loan Agreement and the relevant Operative Document.

§ 2

Amendment to the Loan Agreement

2.1	The Loan Agreement shall be amended as follows:

	2.1.1	§ 8.1.6 shall be deleted in its entirety and shall be replaced by a new § 8.1.6 , as follows:

		“§ 8.1.6	a first priority land charge over the real property of AMD Saxonia identified as the red framed area in the map set out in Schedule 43a and registered in the Land Registry of the Dresden Regional Court, boundary of Wilschdorf, Folio 851, in respect of an amount of DM 1,650,000,000 together with interest in an amount of 15% per annum together with a lump sum payment in an amount of 5% of the total charge amount as an immediately enforceable charge without prior charges in Section III of the Register in favor of the Security Agent together with a personal acknowledgement of enforceability by AMD Saxonia already granted and filed in the Register in the form set out in Schedule 43;”;

	2.1.2	§ 17.15 sub-clause (ix) shall be deleted in its entirety and shall be replaced by a new § 17.15 sub-clause (ix), as follows:

		“§ 17.15 (ix)	undertake only business compatible with the purpose set out in the first paragraph of the preamble to this Agreement as well as management services and technological assistance previously rendered or to be rendered by AMD Saxonia to AMD Fab 36 Limited Liability Company & Co. KG;”;

2.1.3	Paragraph 2.3 of Schedule 17 shall be deleted in its entirety and shall be replaced by a new paragraph 2.3, as follows:

“2.3	Minimum Interest Cover Ratio

The Interest Cover Ratio calculated on a Rolling Quarter Basis shall not at the end of any Fiscal Quarter be less than the amount set out below:

End of Fiscal Quarter	Interest Cover Ratio
28 March 2004 27 June 2004 26 September 2004 26 December 2004 27 March 2005 26 June 2005 25 September 2005	2.40 2.70 2.10 2.50 2.60 2.70 3.00”;

2.1.4	Paragraph 2 of Appendix II of Schedule 22 shall be deleted in its entirety and shall be replaced, as follows:

“2.	Third Party Legal Liability

Insured Parties:	AMD Saxonia AMD Holding AMD Saxony LLC AMD Admin The Agent The Security Agent The Paying Agent The Banks.

Scope of Cover:

Indemnity in respect of legal liability of

the Insured Parties in respect of death,

injury, disease or physical damage to

third parties or their property arising

during the period of insurance and in

connection with the Project. With

respect to pollution, such liabilities shall

be limited to pollution which results from

sudden and accidental discharge.

Limit of Indemnity:	Not less than (i) Euro 10,000,000 per occurrence, if AMD Inc. maintains general liability insurance with a limit of

coverage of not less than

US$ 100,000,000 per occurrence, and

amounts for deductibles of not greater

than US$ 100,000 per occurrence

(“General Liability Insurance”) if the

General Liability Insurance complies (x)

in all respects with the requirements for

Third Party Legal Liability insurance

referred to in this paragraph 2 and (y)

with the obligations referred to in this

Schedule 22 as the Security Agent may

reasonably request as if each of the

obligations referred to in this Schedule 22

were expressed to be the obligations of

AMD Inc. with regard to such General

Liability Insurance, or (ii) Euro 76,693,782.

Commencement Date:

The date as at which any risk or liability

specified in this paragraph ceases to be

covered by the insurances effected under

1(b) of Appendix t or, if earlier (in the

case of any risk or liability not specified

under the said ) (b)) the date on which

such risk or liability arises.

Deductibles:	Not more than Euro 17,895 per occurrence in respect of loss or damage to property. No deductible for other claims.

Principal Exclusions:	None, other than usual and customary exclusions.”;

2.1.5	A new Schedule 43a of the Loan Agreement shall be included, as set out in Schedule 1 to this Agreement;

2.1.6	Schedule 24 of the Loan Agreement shall be amended by the addition of the letter from PwC Deutsche Revision Wirtschaftsprüfungsgesellschaft Aktiengesellschaft, as set out in Schedule 2 to this Agreement.

2.2	Save to the extent amended by § 2.1 above, the terms and conditions of the Loan Agreement, including the Schedules thereto, shall remain in full force and effect.

§ 3

Amendments to other Operative Documents, Consents and Approvals

3.1	AMD Saxonia confirms that:

	3.1.1	the AMD Saxonia Wafer Purchase Agreement will be amended to provide an amendment of the definition “Total Costs” under Section 1.01 No. (65) (i), as follows:

“Total Costs for each Month shall be (i) decreased for that Month by the amount by which the work-in-progress and finished products inventory at the end of that Month exceeds the amount of the work-in-progress and finished products inventory at the end of the immediately preceding Month, and (ii) increased for that Month by the amount by which the work-in-progress and finished products inventory at the end of that Month is less than the amount of the work-in-progress and finished products inventory at the end of the immediately preceding Month;”; and

	3.1.2	the parties to the AMD Holding Wafer Purchase Agreement will acknowledge to the amendment referred to in § 3.1.1 above.

3.2	The Banks and the Agent consent to (i) the amendment to the AMD Saxonia Wafer Purchase Agreement set forth in § 3.1.1 above and (ii) an amendment to the Articles of Association of AMD Holding and AMD Admin granting a release of the respective managing directors from restrictions on competitive activities with respect to actions as managing directors or in comparable positions or as employees for AMD Inc., for affiliates of AMD Inc. or for other companies in which AMD Inc.
holds a direct or indirect participation or any other actions for the benefit of the AMD group.

3.3	The Banks, the Agent, the Paying Agent and the Security Agent acknowledge and consent to:

	3.3.1	the sale and transfer of the area, framed blue in the map set out in Schedule 1 to this Agreement, by AMD Saxonia to AMD Fab 36 Limited Liability Company & Co. KG and a release of the first priority collective land charge relating to such area currently granted to the Security Agent;

	3.3.2	the transfer of land parcels registered in the Land Registry of the Dresden County Court, boundary of Wilschdorf, Folio 851 parcels numbers 121/4, 124/2, 125/4, 128/4, 129/5, 130/2, 133/4, 134/2, 137/2, 138/2, 142/2, 143/2, 143/4, 146/2, 146/4, 147/2, 147/4, 147/5, 150/4, 150/6, 151/4, 151/6, 154/4, 154/6, 155/1, 155/2, 156/2, 157/2, 157/4, 158/1, 158/2, 159, 160/2, 160/4, 160/6, 161/2, 161/4, 162, 694/4 and 694/6 (the “Greenbelt”) by AMD Saxonia to Regional Capital (Landeshauptstadt) Dresden (without consideration) and release of the first priority collective land charge relating to such land parcels currently granted to the Security Agent;

	3.3.3	the granting of land servitudes (Grunddienstbarkeiten) in the land remaining with AMD Saxonia in favor of the blue framed area in the map set out in Schedule 1 to this Agreement to be provided by AMD Saxonia to AMD Fab 36 Limited Liability Company & Co. KG in the form of easements of access

(Wegerechten) and other land servitudes regarding feed lines for electricity, water, telecommunication, gas, waste-water disposal lines and similar land servitudes necessary to develop the land parcels to be transferred to AMD Fab 36 Limited Liability Company & Co. KG pursuant to § 3.3.1 above (Erschließungsdienstbarkeiten), prior ranking to the collective land charge granted pursuant to § 8.1.6 of the Loan Agreement.

3.4	The Security Agent will issue land charge release declarations (Pfandentlassungsbewilligungen) in appropriate form regarding the area referred to in § 3.3.1 and the land parcels referred to in § 3.3.2 above, but with respect to the area referred to in § 3.3.1 above upon (i) completion of the official survey regarding a partition of the land parcel to be transferred and (ii) receipt of a copy by the Security Agent of the official certificate evidencing the formation of the land parcel to be transferred (amtlicher Veränderungsnachweis) together with a map to give evidence of completion of the official survey. Furthermore the Security Agent will issue a declaration granting priority (Rangrücktrittsbewilligung) to the servitudes referred to in § 3.3.3 above in appropriate form. AMD Saxonia will prepare drafts of all declarations proposed to be issued by the Security Agent to the relevant Land Registry pursuant to this § 3.4 and will agree such drafts with the Security Agent to avoid additional notarial fees. AMD Saxonia will reimburse the Security Agent for all fees, costs and expenses incurred by and arising in connection with any declaration referred to in this § 3.4, including but not limited to, all fees, costs and expenses in connection with the preparation and negotiation of drafts referred to in this § 3.4.

3.5	AMD Saxonia shall provide the Security Agent with copies of documents evidencing survey and new cadastral records made or to be made for the purposes of dividing land parcels in connection with any transfer of land parcels referred to in § 3.3.1 above without undue delay upon receipt by the relevant public authorities, including, but not limited to documents evidencing the re-registration of land parcels to be divided.

3.6	The Banks and the Agent have approved to exempt the transfer of AMD Saxonia`s real property referred to in § 3.3.1 and § 3.3.2 above from the restrictions of § 17.15 (v) (c) of the Loan Agreement but with respect to the sale and transfer referred to in § 3.3.1 above only to the extent AMD Saxonia will receive a purchase price amounting to at least Euro 6,100,000.00 as determined by a certified sworn appraiser, in consideration of such sale and transfer before or immediately upon the registration in the Land Registry of AMD Fab 36 Limited Liability Company & Co. KG as new owner of the land parcel. For the avoidance of doubt, such disposals will not be deducted from the amount of permitted disposals pursuant to § 17.15 (v) (c) of the Loan Agreement.

§ 4

Conditions Precedent

4.1	The amendments referred to in § 2 and the consents referred to in § 3.2 and § 3.3 are subject to the condition precedent of written confirmation from the Agent to the Banks that the Agent has received the agreements and documents referred to in §§ 4.1.1 to 4.1.10. The agreements and documents referred to in §§ 4.1.1 and 4.1.2 shall be executed in legally binding form and delivered and their effectiveness shall not be subject to any condition other than the effectiveness of this Amendment. The documents referred to in §§ 4.1.3 to 4.1.6 shall be in form and substance satisfactory to the Agent.

4.1.1	Amendment agreement to the Sponsors’ Subordination Agreement in the form set out in Schedule 3 to this Agreement;

4.1.2	Amendment agreement to the AMD Saxonia Wafer Purchase Agreement in the form set out in Schedule 4 to this Agreement and the consent and acknowledgement to such amendment agreement by the parties under the AMD Holding Wafer Purchase Agreement as set out in Schedule 5;

4.1.3	Written acknowledgement of the Sächsische Aufbaubank GmbH relating to the amendments to the Loan Agreement and the Operative Documents referred to therein;

4.1.4	Written confirmation of the Guarantors relating to the amendments to the Loan Agreement and the Operative Documents referred to therein, as set out in Schedule 2;

4.1.5	Written acceptance of the revised Guaranty Decision by AMD Inc. and AMD Saxonia;

4.1.6	Commercial register extracts of most recent date of AMD Admin, AMD Holding and AMD Saxonia and equivalent documents for AMD Inc. and AMD Saxony LLC;

4.1.7	Legal Opinion of O’Melveny & Myers LLP, counsel to AMD Inc., under US law, as set out in Schedule 6;

4.1.8	Legal Opinion of Nörr Stiefenhofer Lutz, counsel to the AMD-Companies, as set out in Schedule 7;

4.1.9	Legal Opinion of Baker & McKenzie, counsel to the Agent and Banks, as set out in Schedule 8;

4.1.10	Legal Opinion of White & Case, Feddersen, counsel to the Agent and the Banks, as set out in Schedule 9;

§ 5

Conditions Subsequent

5.1	AMD Saxonia shall ensure that certified land register extracts shall be delivered to the Agent showing:

5.1.1	that the area referred to under § 3.3.1 and the land parcels referred to under § 3.3.2 above have been transferred;

5.1.2	the partial release of the first priority land charge relating to the land parcels referred to under § 3.3.1 and § 3.3.2 above; and

	5.2.3	the entry of the prior ranking servitudes referred to under § 3.3.3 above,

by the later to occur of (i) 31 December 2004 or (ii) three (3) months after issuance of the declarations mentioned in § 3.4 above by the Security Agent in appropriate form.

5.2	AMD Saxonia shall deliver a copy of the sale and transfer agreement referred to in § 3.3.1 above to the Agent without undue delay upon execution.

§ 6

Representations and Warranties

6.1	AMD Saxonia hereby represents and warrants to the Banks as at the date hereof as follows:

6.1.1.	AMD Saxonia has taken all necessary steps and/or obtained all necessary consents for the execution of this Agreement and/or will take all necessary steps and/or obtain all necessary consents required for the execution of the Amendment
Agreements to which it is a party as well as all other documents referred to in § 4.1 to which it is party in order to ensure that such Agreements and documents are legally and validly entered into and to exercise its rights thereunder.

6.1.2	The execution of this Agreement by AMD Saxonia and the execution by each of AMD Inc., AMD Saxonia, AMD
Holding, AMD Saxony LLC and AMD Admin of the Amendment Agreements and all other documents referred to in
§ 4.1 to which it is party and the performance of their obligations thereunder and/or the exercise by each party of their rights:

	(i)	do not—and, in the case of the Amendment Agreements and other documents referred to in § 4.1, will not at the time of their execution—contravene any applicable law, court judgment, administrative order or consent or any contractual or other obligation of AMD Inc., AMD Saxonia, AMD Holding, AMD Saxony LLC or AMD Admin;

	(ii)	do not—and, in the case of the Amendment Agreements and the other documents referred to in § 4.1, will not at the time of their execution—result in the termination or acceleration of any other obligation of AMD Inc., AMD Saxonia, AMD Holding, AMD Saxony LLC or AMD Admin;

	(iii)	do not—and, in the case of the Amendment Agreements and the other documents referred to in § 4.1, at the time of their execution will not—result in any obligation of AMD Inc., AMD Saxonia, AMD Holding, AMD Saxony LLC or AMD Admin to grant security, other than the security referred to in the Security Documents and the Loan Agreement, as amended from time to time, to any third party.

6.1.3	This Agreement, the Amendment Agreements and all other documents referred to in § 4.1 to which AMD Inc., AMD Saxonia, AMD Holding, AMD Saxony LLC and AMD Admin are party constitute—or at the time of their execution will constitute—legal and valid binding obligations of AMD Inc., AMD Saxonia, AMD Holding, AMD Saxony LLC and AMD Admin, respectively enforceable in accordance with their respective terms, subject to the qualifications referred to in the legal opinions referred to in §§ 4.1.7 to 4.1.10 above, to the extent that such qualifications include limitations to the legality or enforceability of documents governed by German or U.S. State of Federal law and to the extent that such qualifications have been made in relation to these issues in the legal opinions referred to in §§ 4.1.7 to 4.1.10 which must be submitted to and approved by the Agent.

§ 7

Miscellaneous

7.1	This Agreement forms part of the Loan Agreement. All references in the Loan Agreement and in the Operative Documents as well as all notices referring thereto apply, mutatis mutandis, to this Agreement.

7.2	Without prejudice to the preceding provisions of this Agreement, AMD Saxonia hereby confirms that its obligations under the Loan Agreement, as amended from time to time, remain in full force and effect.

7.3	This Agreement and all documents referred to herein constitute Operative Documents for the purposes of the Loan Agreement.

7.4	This Agreement may be executed in any number of originals as well as by different parties in counterparts, each of which shall constitute one agreement.

7.5	§§ 25.1, 27, 28 and 29 of the Loan Agreement shall apply, mutatis mutandis, to this Agreement.

7.6	All references in the Operative Documents to the standard terms and conditions of business of the Security Agent shall be deemed to be a reference to those terms and conditions in force from time to time.

AMD SAXONY LIMITED LIABILITY COMPANY & CO. KG represented by its general partner AMD Saxony LLC
By:

/s/ Hans-Raimund Deppe

DRESDNER BANK AG, (as Security Agent and Bank)

/s/ Hans-Jürgen Dittmann /s/ Veit Schweiger

Other Banks:

KREDITANSTALT FÜR WIEDERAUFBAU

/s/ Brigitte Debiol

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK Frankfurt am Main

/s/ Brigitte Debiol

LANDESBANK BADEN-WÜRTTEMBERG

/s/ Brigitte Debiol

LANDESBANK SACHSEN GIROZENTRALE

/s/ Brigitte Debiol

BAYERISCHE LANDESBANK

/s/ Brigitte Debiol

HVB BANQUE LUXEMBOURG SOCIÉTÉ ANONYME

/s/ Brigitte Debiol

BAYERISCHE HYPO- UND VEREINSBANK AG; MÜNCHEN

/s/ Brigitte Debiol

ING BHF-BANK Aktiengesellschaft, Niederlassung Leipzig

/s/ Brigitte Debiol

COMMERZBANK AKTIENGESELLSCHAFT, Filiale Dresden

/s/ Brigitte Debiol

DEUTSCHE POSTBANK AG BONN

/s/ Brigitte Debiol

HSH NORDBANK AG

/s/ Brigitte Debiol

IKB DEUTSCHE INDUSTRIEBANK AG

/s/ Brigitte Debiol

LANDESBANK RHEINLAND-PFALZ - GIROZENTRALE

/s/ Brigitte Debiol

ABN AMRO BANK N.V., Niederlassung Deutschland

/s/ Brigitte Debiol

BANK AUSTRIA CREDITANSTALT AG, Wien

/s/ Brigitte Debiol

WESTFALENBANK AG

/s/ Brigitte Debiol

DRESDNER BANK LUXEMBOURG S.A. (as Agent and Paying Agent)

/s/ Christian Kogge /s/ Brigitte Debiol